Exhibit 24

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each of the undersigned directors of Valmont Industries, Inc., a Delaware corporation (the “Registrant”), does hereby constitute and appoint each of Mogens Bay and Mark Jaksich, or either of them, each acting alone, as the true and lawful attorney-in-fact or attorneys-in-fact for each of the undersigned, with full power of substitution and resubstitution, and in the name, place and stead of each of the undersigned, to execute and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-3 relating to the registration of the Registrant’s debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary, appropriate or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Dated effective the 29th day of August, 2014.

/s/ Mogens C. Bay	/s/ Daniel P. Neary
Mogens C. Bay	Daniel P. Neary

/s/ Glen A. Barton	/s/ Catherine James Paglia
Glen A. Barton	Catherine James Paglia

/s/ K.R. (Kaj) den Daas	/s/ Walter Scott, Jr.
K. R. (Kaj) den Daas	Walter Scott, Jr.

/s/ Clark T. Randt, Jr.	/s/ Kenneth E. Stinson
Clark T. Randt, Jr.	Kenneth E. Stinson

/s/ James B. Milliken
James B. Milliken

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each of the undersigned directors of Valmont Coatings, Inc., a Delaware corporation (the “Registrant”), does hereby constitute and appoint each of Mark C. Jaksich and R. Andrew Massey, or either of them, each acting alone, as the true and lawful attorney-in-fact or attorneys-in-fact for each of the undersigned, with full power of substitution and resubstitution, and in the name, place and stead of each of the undersigned, to execute and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-3 relating to the registration of the Registrant’s debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary, appropriate or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Dated effective the 2nd day of September, 2014.

/s/ Mark C. Jaksich	/s/ R. Andrew Massey
Mark C. Jaksich	R. Andrew Massey

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each of the undersigned directors of Valmont Newmark, Inc., a Delaware corporation (the “Registrant”), does hereby constitute and appoint each of Mark C. Jaksich and R. Andrew Massey, or either of them, each acting alone, as the true and lawful attorney-in-fact or attorneys-in-fact for each of the undersigned, with full power of substitution and resubstitution, and in the name, place and stead of each of the undersigned, to execute and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-3 relating to the registration of the Registrant’s debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary, appropriate or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Dated effective the 2nd day of September, 2014.

/s/ Mark C. Jaksich	/s/ R. Andrew Massey
Mark C. Jaksich	R. Andrew Massey

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each of the undersigned directors of PiRod, Inc., a Delaware corporation (the “Registrant”), does hereby constitute and appoint each of Mark C. Jaksich and R. Andrew Massey, or either of them, each acting alone, as the true and lawful attorney-in-fact or attorneys-in-fact for each of the undersigned, with full power of substitution and resubstitution, and in the name, place and stead of each of the undersigned, to execute and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-3 relating to the registration of the Registrant’s debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary, appropriate or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Dated effective the 2nd day of September, 2014.

/s/ Myron C. Noble	/s/ R. Andrew Massey
Myron C. Noble	R. Andrew Massey

/s/ Mark C. Jaksich	/s/ William R. Heiden III
Mark C. Jaksich	William R. Heiden III

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each of the undersigned directors of Valmont Queensland Pty Ltd, an Australian company (the “Registrant”), does hereby constitute and appoint each of Mark C. Jaksich and R. Andrew Massey, or either of them, each acting alone, as the true and lawful attorney-in-fact or attorneys-in-fact for each of the undersigned, with full power of substitution and resubstitution, and in the name, place and stead of each of the undersigned, to execute and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-3 relating to the registration of the Registrant’s debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary, appropriate or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Dated effective the 2nd day of September, 2014.

/s/ Mark C. Jaksich	/s/ John Adrian Fehon
Mark C. Jaksich	John Adrian Fehon

/s/ R. Andrew Massey
R. Andrew Massey

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each of the undersigned directors of Valmont Group Pty Ltd, an Australian company (the “Registrant”), does hereby constitute and appoint each of Mark C. Jaksich and R. Andrew Massey, or either of them, each acting alone, as the true and lawful attorney-in-fact or attorneys-in-fact for each of the undersigned, with full power of substitution and resubstitution, and in the name, place and stead of each of the undersigned, to execute and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-3 relating to the registration of the Registrant’s debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary, appropriate or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Dated effective the 2nd day of September, 2014.

/s/ Mark C. Jaksich	/s/ John Adrian Fehon
Mark C. Jaksich	John Adrian Fehon

/s/ R. Andrew Massey
R. Andrew Massey